Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2013

Ignyta, Inc. and Infinity Oil & Gas Company

	Ignyta, Inc.	IGAS, Inc.
	September 30,	September 30,	Pro Forma		Combined
	2013	2013	Adjustments		Pro Forma
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$2,485,698	$2,652	$(22,520	)(a)	$1,830,830
			(385,000	)(d)
			(250,000	)(e)
Prepaid expenses and other current assets	338,386				338,386

Total current assets	2,824,084	2,652	(657,520)		2,169,216
Fixed Assets—Net	474,555				474,555
Other Assets	46,605	45,000	(45,000	)(c)	46,605

	$3,345,244	$47,652	$(702,520)		$2,690,376

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$394,290	$2,000	$(2,000	)(a)	$394,290
Accrued expenses and other liabilities	113,430				113,430
Note payable, current portion	750,105	23,172	(23,172	)(a)	750,105
Warrant liability	47,000				47,000

Total current liabilities	1,304,825	25,172	(25,172)		1,304,825
Note payable, net of current portion	712,121				712,121
Other liabilities	97,500				97,500

Total liabilities	2,114,446	25,172	(25,172)		2,114,446
Stockholders’ Equity
Convertible Preferred Stock:
Series A Preferred Stock, $.0001 par value; 2,500,000 shares authorized; 833,334 shares issued and outstanding (liquidation preference $500,000)	84		(84	)(b)	—
Series B Preferred Stock, $.0001 par value; 7,000,000 shares authorized; 1,835,000 shares issued and outstanding (liquidation preference $5,505,000)	183		(183	)(b)	—
Common Stock, $.0001 par value; 19,000,000 shares authorized 2,248,135 shares issued and outstanding at September 30, 2013	224		(224	)(b)	—
Common Stock, $.00001 par value; 50,000,000 shares authorized		87	(87	)(d)	49
87,336 shares issued and outstanding at September 30, 2013			49	(b)
Additional paid-in capital	5,985,402	91,613	(91,613	)(d)	5,985,931
			87	(d)
			491	(b)
			(49	)(b)
Deficit accumulated during the development stage	(4,755,095)	(69,220)	(45,000	)(c)	(5,410,050)
			2,652	(a)
			(385,000	)(d)
			(250,000	)(e)
			91,613	(d)

Total stockholders’ equity	1,230,798	22,480	(677,348)		575,930

	$3,345,244	$47,652	$(702,520)		$2,690,376

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2013

Ignyta, Inc. and Infinity Oil & Gas Company

	Ignyta, Inc. Nine Months Ended September 30, 2013	IGAS, Inc. Nine Months Ended September 30, 2013	Pro Forma Adjustments	Combined Pro Forma
Revenue	$—	$6,000	$—	$6,000
Expenses
Research and development	1,944,818		—	1,944,818
General and administrative	1,389,102	55,143	—	1,444,245

Loss from Operations	(3,333,920)	(49,143)	—	(3,383,063)

Other Expense
Other income (expense)	5,800	—	—	5,800
Interest expense	(65,583)	(984)	—	(66,567)

Total Other Expense	(59,783)	(984)	—	(60,767)

Loss Before Income Taxes	(3,393,703)	(50,127)	—	(3,443,830)
Income tax provision	2,095			2,095

Net Loss	$(3,395,798)	$(50,127)	$—	$(3,445,925)

Basic and Diluted Loss per share		($0.00)		($0.70)
Weighted average shares outstanding		15,879,699		4,923,805

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Ignyta, Inc. and Infinity Oil & Gas Company

	Ignyta, Inc. Twelve Months Ended Dec 31, 2012	IGAS, Inc. Twelve Months Ended Dec 31, 2012	Pro Forma Adjustments	Combined Pro Forma
Revenue	$—	$—	$—	$—
Expenses
Research and development	708,043		—	708,043
General and administrative	547,882	18,985	—	566,867
Loss from Operations	(1,255,925)	(18,985)	—	(1,274,910)
Other Expense
Other income (expense)	—	—	—	—
Interest expense	(22,619)	(108)	—	(22,727)
Total Other Expense	(22,619)	(108)	—	(22,727)
Loss Before Income Taxes	(1,278,544)	(19,093)	—	(1,297,637)
Income tax provision	1,308			1,308
Net Loss	$(1,279,852)	$(19,093)	$—	$(1,298,945)

Basic and Diluted Loss per share		($0.00)		($0.26)
Weighted average shares outstanding		10,982,152		4,923,805

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE

SHEET AND STATEMENT OF OPERATIONS

September 30, 2013

On October 31, 2013, Ignyta, Inc., a Nevada corporation formerly known as Infinity Oil & Gas Company (Ignyta), IGAS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Ignyta (Merger Sub), and Ignyta Operating, Inc., Delaware corporation formerly known as Ignyta, Inc. (Ignyta Operating) entered into an Agreement and Plan of Merger and Reorganization (the Merger Agreement). The Merger Agreement provides for the merger of Merger Sub with and into Ignyta Operating (the merger), with Ignyta Operating surviving the transaction as a wholly owned subsidiary of Ignyta.

The acquisition will be accounted for as a reverse acquisition with Ignyta Operating as the accounting acquirer and Ignyta as the accounting acquiree. The merger of a private operating company into a non-operating public shell corporation with nominal assets is considered a capital transaction, in substance, rather than a business combination, for accounting purposes. Accordingly, Ignyta Operating treated this transaction as a capital transaction without recording goodwill or adjusting any of its other assets or liabilities. Ignyta is a voluntary filer under the public reporting requirements of the Securities and Exchange Act of 1934, as amended. Concurrent with the acquisition, the newly merged company was renamed Ignyta, Inc.

(1) UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS:

The unaudited pro forma condensed combined consolidated financial statements of the combined enterprise (the “pro forma financial statements”) have been prepared for illustrative purposes only and are not necessarily indicative of what the combined entities condensed consolidated financial position or results of operations actually would have been had the merger between Ignyta Operating and Ignyta been completed as of the dates indicated below. In addition, the unaudited pro forma condensed combined consolidated financial information does not purport to project the future financial position or operating results of the combined entities. Future results may vary significantly from the results reflected because of various factors.

The pro forma financial statements give effect to the merger as if the merger was already consummated. The historical financial statements have been adjusted in the pro forma financial statements to give effects to events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined entities. The unaudited pro forma condensed combined consolidated statements of operations do not reflect any non-recurring charges directly related to the merger that the combined entities may incur upon completion of the merger. The pro forma condensed combined consolidated statements of operations do not include $385,000 paid by Ignyta Operating to Ignyta and $250,000 in professional fees and other costs associated with the merger as these costs are non-recurring. The pro forma financial statements were derived from and should be read in conjunction with the historical financial statements of Ignyta Operating and Ignyta.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 reflects the merger as if it occurred on September 30, 2013 and the unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012 reflect the merger as if it occurred on January 1, 2012.

(2) UNAUDITED PROFORMA ADJUSTMENTS:

The unaudited pro forma adjustments are as follows:

(a)	Adjustment reflects the payment of liabilities by Ignyta out of existing cash and proceeds from merger in conjunction with Merger Agreement.

(b)	Reflects the consummation of the merger via the surrender of the various classes of Ignyta Operating’s stock in exchange for the issuance of 4,916,469 shares of Ignyta’s common stock (par value of $.00001) to Ignyta Operating’s stockholders.

(c)	The adjustment reflects the write off of royalty interest no longer in use.

(d)	The adjustment reflects the consideration paid by Ignyta Operating to Ignyta of $385,000, which includes approximately $79,000 to redeem 80,000 shares of IGAS common stock.

(e)	The adjustment reflects Ignyta Operating’s estimated payment of professional fees and other costs of $250,000 directly attributable to this merger.

The following table sets forth the computation of the unaudited pro forma basic and diluted net income (loss) per share at December 31, 2012 and September 30, 2013.

	Year Ended 12/31/2012	Nine Months Ended 9/30/2013
Pro forma basic and diluted loss per share:
Numerator
Allocation of undistributed loss	$(1,298,945)	$(3,445,925)
Denominator
Weighted average common shares of Ignyta	7,336	7,336
Common stock issued to Ignyta Operating’s stockholders per the Merger Agreement	4,916,469	4,916,469
Pro forma basic and diluted weighted common shares outstanding	4,923,805	4,923,805
Pro forma basic and diluted net loss per share	$(0.26)	$(0.70)